UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

URS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction of incorporation)
1-7567 (Commission File No.)	94-1381538 (IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 14, 2006, the Board of Directors of URS Corporation (“URS”), upon recommendation of its Board Affairs Committee, amended its By-Laws to adopt a majority vote standard for the voting of directors in non-contested elections. Under the amended By-Laws, if the number of nominees for director exceeds the number of directors being elected, then each director shall be elected by plurality voting. The amended By-Laws also provide that any incumbent director nominated for reelection who does not receive a majority of the votes cast in an uncontested election is required to tender his or her resignation to the Board, whereupon the Board Affairs Committee of the Board of Directors will consider the vote and recommend that the Board of Directors either accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the Board Affairs Committee’s recommendation, taking into account any factors or other information that it considers appropriate and relevant, and will publicly disclose its decision within 90 days from the date of the certification of the election results. If the incumbent director resignation is not accepted by the Board of Directors, then the incumbent director shall continue to serve until the next annual meeting or until his or her successor is duly elected, or his or her earlier resignation or removal. Prior to this amended By-Laws, URS’ By-Laws provided that the director nominees receiving the greatest number of votes of the stockholders entitled to vote thereon, present in person or by proxy, would be elected.

The foregoing description of the amendment to URS’ By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3.1. In addition, URS Corporation also issued a press release announcing the adoption of majority voting, which is attached as Exhibit 99.1 and is incorporate herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

3.1	By-Laws of URS Corporation, as amended through November 14, 2006. FILED HEREWITH.

99.1	Press Release, dated November 16, 2006, entitled “URS Board Adopts Majority Vote Standard For Election Of Directors.” FILED HEREWITH.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Date: November 20, 2006	By:	/s/ H. Thomas Hicks
H. Thomas Hicks
Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

3.1	By-Laws of URS Corporation, as amended through November 14, 2006. FILED HEREWITH.

99.1	Press Release, dated November 16, 2006, entitled “URS Board Adopts Majority Vote Standard For Election Of Directors.” FILED HEREWITH.